Exhibit 99.1

The Manitowoc Company, Inc.

P. O. Box 66 • Manitowoc WI  54221-0066

Telephone:  920-684-4410 • Telefax: 920-652-9775

Internet: http://www.manitowoc.com

NEWS for Immediate Release

The Company Announces Approval of an Amendment to its Credit Facility and Preliminary Third Quarter 2010 Results

MANITOWOC, Wis. — October 13, 2010 — The Manitowoc Company, Inc. (NYSE: MTW) today announced that it has obtained the required approval from its senior lenders for an amendment to its credit agreement that becomes effective with the pay down of term debt from the issuance of at least $500 million of senior unsecured notes.

“This amendment provides us with increased flexibility as we navigate through the challenges posed by the current economic environment, by enabling us to strategically position our business to take maximum advantage of global market opportunities as our end markets recover,” said Glen E. Tellock, Manitowoc’s chairman and chief executive officer.

In addition, the company announced its preliminary third quarter 2010 expected results.

•                                          Net sales of approximately $880 million; 50 percent Cranes and 50 percent Foodservice;

•                                          Crane segment operating earnings of approximately $16 million;

•                                          Foodservice segment operating earnings of approximately $64 million;

•                                          Crane segment backlog at September 30, 2010 of approximately $450 million;

•                                          Cash interest expense of approximately $46 million;

•                                          Capital expenditures in the quarter of approximately $8 million;

•                                          Total debt reduction during the quarter of approximately $40 million to $2.168 billion; and

•                                          Total liquidity of approximately $480 million, consisting of cash availability and borrowing capacity under our $400 million revolving credit facility.

“While we continue to experience increasing demand in emerging markets, particularly in Asia and Latin America, the environment in North America and Western Europe remains challenging,” said Glen E. Tellock. “The results in our Crane segment reflect these economic pressures. Even so, we believe this business is positioned to emerge stronger and more nimble as the environment improves. Our Foodservice segment continues to deliver on our expectations, moderating the cyclicality of the Crane segment. Additionally, we remain confident that the initiatives we have implemented to drive operational efficiency, process improvements, and cost reductions will provide enhanced long-term profitability as demand strengthens.”

“Despite the lower than anticipated third quarter revenues in our Crane segment, we still have an opportunity to achieve our second half of the year revenue guidance for Cranes.  In addition, we are reiterating all the other elements of our previous full-year guidance.”

•                                          Foodservice segment revenues to improve modestly over 2009 results;

•                                          Full-year Foodservice segment operating margins should exceed those of 2009;

•                                          Year-over-year declines in Crane segment revenues to be significantly lower than the decline experienced in 2009;

•                                          Full-year Crane segment operating margins will be above the 3.5 percent trough margins that were experienced in 2003;

•                                          Full-year capital expenditures will be approximately $50 million;

•                                          Depreciation and amortization of approximately $140 million; and

•                                          Debt reduction of at least $200 million for the year.

About The Manitowoc Company, Inc.

The Manitowoc Company, Inc. is a multi-industry, capital goods manufacturer with over 100 manufacturing and service facilities in 23 countries. It is recognized as one of the world’s largest providers of lifting equipment for the global construction industry, including lattice-boom cranes, tower cranes, mobile telescopic cranes, and boom trucks. Manitowoc also is one of the world’s leading innovators and manufacturers of commercial foodservice equipment serving the ice, beverage, refrigeration, food prep, and cooking needs of restaurants, convenience stores, hotels, healthcare, and institutional applications.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•                  unanticipated changes in revenues, margins, costs, and capital expenditures;

•                  uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth;

•                  the ability to generate cash consistent with Manitowoc’s stated goals;

•                  pressure of additional financing leverage resulting from acquisitions;

•                  matters impacting the successful and timely implementation of ERP systems;

•                  foreign currency fluctuations and their impact on reported results and hedges in place with Manitowoc;

•                  changes in raw material and commodity prices;

•                  unexpected issues associated with the availability and viability of suppliers;

•                  the risks associated with growth;

•                  geographic factors and political and economic risks;

•                  actions of competitors;

•                  changes in economic or industry conditions generally or in the markets served by Manitowoc;

•                  the state of financial and credit markets;

•                  unanticipated changes in customer demand, including changes in global demand for high-capacity lifting equipment; changes in demand for lifting equipment and foodservice equipment in emerging economies, and changes for demand for used lifting equipment and foodservice equipment;

•                  our ability to further penetrate emerging markets and international markets;

•                  the replacement cycle of technologically obsolete cranes;

•                  the ability of Manitowoc’s customers to receive financing;

•                  consolidations within the restaurant and foodservice equipment industries;

•                  global expansion of customers;

•                  foodservice equipment replacement cycles in national accounts and global chains, including unanticipated issues associated with refresh/renovation plans by national restaurant accounts and global chains;

•                  efficiencies and capacity utilization of facilities;

•                  unanticipated growth in the specialty foodservice market;

•                  the future strength of the beverage industry;

•                  issues related to plant closings and/or consolidation of existing facilities;

•                  issues related to workforce reductions;

•                  work stoppages, labor negotiations, and labor rates;

•                  government approval and funding of projects;

•                  the ability to complete and appropriately integrate restructurings, consolidations, acquisitions, divestitures, strategic alliances, and joint ventures;

•                  finalization of the price and other terms of now-completed divestitures and unanticipated issues associated with transitional services provided by Manitowoc in connection with those divestitures;

•                  in connection with the now-completed acquisition of Enodis: potential balance sheet changes resulting from finalization of purchase accounting treatment; the ability to appropriately and timely integrate the acquisition of Enodis; realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those savings, synergies, and options;

•                  changes in laws throughout the world;

•                  natural disasters disrupting commerce in one or more regions of the world; and

•                  risks and other factors cited in Manitowoc’s filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the company’s actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

SOURCE The Manitowoc Company, Inc.